CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 20, 1995 included in Intrenet, Inc.'s Form 10-K for the year ended December 31, 1994, and to all other references to our Firm included in this registration statement.


                                       ARTHUR ANDERSEN LLP


                                                /S/ ARTHUR ANDERSEN LLP



July 12, 1995
Indianapolis, Indiana




































                                EXHIBIT 23 (a)